AEGION
Stronger. Safer. Infrastructure.

**Exhibit 99.1**

October 30, 2019
St. Louis, Missouri

# AEGION CORPORATION REPORTS 2019 THIRD QUARTER FINANCIAL RESULTS

*Strong Q3'19 results in line with expectations; Reaffirming 2019 guidance and targeting significant earnings growth in 2020*

- Q3'19 earnings per diluted share were $0.19 compared to a loss per diluted share of $0.01 in Q3'18. Q3'19 adjusted (non-GAAP)[1] earnings per diluted share were $0.40 compared to $0.45 in Q3'18.
- Revenues for Q3'19 were $309 million. Excluding exited or to be exited operations, revenues on a same-store basis declined 6%, primarily driven by the expected reduction in large coating project contributions from Corrosion Protection.
- Adjusted gross margins of nearly 22% were in line with prior year levels and adjusted operating margins exceeded 6%, led by strong contributions from the Infrastructure Solutions segment, which partially offset the lack of high-margin coating project contributions from Corrosion Protection.
- Contract backlog as of September 30, 2019 was $683 million. Excluding the impacts of exited or to be exited businesses, backlog increased 5% compared to prior year levels driven by a 16% increase in new orders in Q3'19 compared to Q3'18.

*[1]Adjusted (non-GAAP) results exclude certain charges related to the Company's restructuring activities, acquisition and divestiture-related activities, goodwill impairment, definite-lived intangible asset impairment and impacts from the Tax Cuts and Jobs Act. Reconciliation of adjusted results begins on page 8.*

## Q3'19 HIGHLIGHTS

- Infrastructure Solutions delivered its third consecutive quarter of year-over-year improvement in adjusted operating income, with adjusted operating margins reaching nearly 13%, driven by continued productivity gains in North America and the exit of underperforming international CIPP operations.
- Corrosion Protection delivered adjusted gross margins of nearly 23%, with strength in industrial lining activities helping to offset the impact of lost contributions from the large coating projects completed in the prior year.
- Energy Services delivered a fourfold increase in adjusted operating income, led by improvements in maintenance and construction results.
- Year-to-date operating cash flows of $32 million more than doubled the prior year.

"Aegion's third quarter results achieved expectations and were highlighted by another excellent quarter for the Infrastructure Solutions segment, which continues to benefit from strong productivity from our cornerstone wastewater CIPP business.

We ended the quarter with solid contract backlog, driven by robust new orders growth from the North America CIPP business and key wins in the Middle East as we execute our plan to capitalize on significant growth opportunities in the region.

We expect a strong finish to the year and are reaffirming expectations for modest growth in adjusted EPS in 2019. Additionally, we are well positioned to deliver significant earnings expansion in 2020 as we move forward with a more focused strategy and leverage our market-leading positions to differentiate through technology investments and capture multiple growth opportunities within our three segments."

Charles R. Gordon, President and Chief Executive Officer



Revenues
$339.7
$308.8
(9.1%)
Q3'18
Q3'19



Gross Profit
$72.7
$65.8
(8.1%)
$73.4
$66.8
(9.0%)
Q3'18
Q3'19
Q3'18
Q3'19



Operating Income
$13.0
$14.6
12.6%
$25.0
$19.8
(21.0%)
Q3'18
Q3'19
Q3'18
Q3'19

$ in USD millions

– GAAP results

– Adjusted (non-GAAP)[1] results



Gross Margin
21.4%
21.6%
21.6%
21.6%
Q3'18
Q3'19
Q3'18
Q3'19



Operating Margin
3.8%
4.7%
7.4%
6.4%
Q3'18
Q3'19
Q3'18
Q3'19

## INFRASTRUCTURE SOLUTIONS DELIVERED GROWTH ACROSS ALL KEY METRICS



Revenues
$155.7
$156.1
0.3%
Q3'18
Q3'19
Gross Profit
$38.1
$39.6
3.8%
$38.3
$39.5
3.3%
Q3'18
Q3'19
Q3'18
Q3'19
Operating Income
$13.1
$18.4
40.4%
$19.1
$20.1
5.0%
Q3'18
Q3'19
Q3'18
Q3'19
Gross Margin
24.5%
25.4%
24.6%
25.3%
Q3'18
Q3'19
Q3'18
Q3'19
Operating Margin
8.4%
11.8%
12.3%
12.9%
Q3'18
Q3'19
Q3'18
Q3'19
$ in USD millions
– GAAP results
– Adjusted (non-GAAP)¹ results

### Q3'19 Highlights

- Revenues of $156 million increased 2% from the prior year, excluding exited or to be exited businesses, driven by growth in the North America CIPP business.
- Adjusted gross profit and adjusted operating income increased 3% and 5%, respectively, led by improvements in North America CIPP and the exit of underperforming international CIPP operations. Gross margins in the North America CIPP business increased nearly 200 basis points from the prior year.
- New orders in the quarter increased more than 40% from the prior year, driven by the strongest quarterly intake for the North America CIPP business in more than a year.

Infrastructure Solutions delivered excellent results in the quarter, with strong improvements in crew productivity in North America CIPP driving gross margins above 25%.

Looking to next year, our market outlook is strong, and we expect continued operational discipline in our core business to drive further earnings growth. Additionally, we plan to leverage our industry-leading market reach and unique vertical integration to expand both our product and service offerings to serve the wastewater and pressure water markets as a result of our investments in technical differentiation.

### 2019 Outlook

Revenues for Infrastructure Solutions are expected to be flat to down 2% in 2019. Excluding the impact of exited or to be exited operations, revenues are projected to grow 1 to 2%. Adjusted gross margins are projected to improve 250 to 300 basis points.

- Contract backlog at September 30, 2019, excluding the impact of exited or to be exited businesses, declined slightly from the prior year. Backlog for the North America CIPP business grew 9% since June 30 and ended the quarter at the highest level in more than a year. Growth was offset by softness in the Asia-Pacific Fyfe business due to economic and geopolitical challenges, though intake in the region is expected to increase in Q4'19 as a result of announced government stimulus.
- Management expects to complete the sale of all international CIPP contracting businesses in Q4'19, with the exception of the Northern Ireland business, which is expected to extend into early 2020 and has been a positive earnings contributor for the Company.



Infrastructure Solutions
Contract Backlog
$29.2
$18.7
(3.9%)
313.8
310.9
(0.9%)
– Exited or to be exited businesses
– Remaining
9/30/18
9/30/19
$ in USD millions

## CORROSION PROTECTION RESULTS IMPACTED BY EXPECTED DECLINES FROM LARGE PROJECT CONTRIBUTIONS



Revenues
$105.6
$75.9
(28.1%)
Q3'18
Q3'19
Gross Profit
$26.4
$17.2
(34.8%)
$27.0
$17.2
(36.1%)
Q3'18
Q3'19
Q3'18
Q3'19
Operating Income
$8.3
(71.5%)
$2.4
$10.9
(70.8%)
$3.2
Q3'18
Q3'19
Q3'18
Q3'19
Gross Margin
25.0%
22.7%
25.5%
22.7%
Q3'18
Q3'19
Q3'18
Q3'19
Operating Margin
7.9%
3.1%
10.4%
4.2%
Q3'18
Q3'19
Q3'18
Q3'19
$ in USD millions
– GAAP results
– Adjusted (non-GAAP)[1] results

### Q3'19 Highlights

- Revenues for the quarter declined 21% from the prior year, excluding exited or to be exited operations, driven primarily by the loss of contributions from large Middle East coating projects completed in the prior year as well as market softness in the Canadian cathodic protection business.
- Despite the decline in high-margin coating project contributions, adjusted gross margins reached nearly 23%, driven by increases in the industrial linings business.
- Adjusted operating expenses declined 13% from the prior year, driven by successful implementation of cost reduction initiatives to optimize the overhead structure in the cathodic protection business. These efforts led to improved adjusted operating income in the quarter from the U.S. cathodic protection business.

Corrosion Protection results in the quarter were driven by strong performance from the industrial linings business, which offset lower than expected results in the cathodic protection and coating services businesses.

Strength in the industrial linings business is expected to continue, underpinned by multiple recent project wins to serve new markets in the Middle East as well as expanded North America opportunities. We also expect additional Middle East project wins from the coatings business in the coming months.

We are encouraged by a solid market outlook going into 2020 and expect operational improvements in the cathodic protection business to be a key earnings growth contributor next year.

### 2019 Outlook

Revenues are expected to decline 23 to 26% from the prior year. Excluding the impact of exited or to be exited operations, revenues are projected to decline 13 to 16%. Adjusted gross margins are projected to be 21 to 22%.

- Contract backlog at September 30, 2019, excluding the impact of exited or to be exited businesses, increased 8% to $135 million, with significant growth in cathodic protection and industrial linings awards, which more than offset the absence of the large Middle East coating projects.
- Management expects to substantially complete the exit of cathodic protection activities in the Middle East and the pipeline rehabilitation joint venture in South Africa by the end of 2019.



Corrosion Protection
Contract Backlog
$11.4
$5.0
2.3%
$125.3
$134.8
7.6%
– Exited or to be exited businesses
– Remaining
9/30/18
9/30/19
$ in USD millions

## ENERGY SERVICES DELIVERED SIGNIFICANT EARNINGS AND PROFITABILITY INCREASES



Revenues
$78.4
$76.8
(2.0%)
Q3'18
Q3'19
Gross Profit
$8.1
$10.0
22.9%
Q3'18
Q3'19
$8.1
$10.0
22.9%
Q3'18
Q3'19
Operating Income
$0.5
$2.3
395.0%
Q3'18
Q3'19
$0.5
$2.4
425.4%
Q3'18
Q3'19
Gross Margin
10.4%
13.0%
Q3'18
Q3'19
10.4%
13.0%
Q3'18
Q3'19
Operating Margin
0.6%
2.9%
Q3'18
Q3'19
0.6%
3.1%
Q3'18
Q3'19
$ in USD millions
– GAAP results
– Adjusted (non-GAAP)[1] results

### Q3'19 Highlights

- Revenues declined slightly from the prior year to $77 million as a result of lower construction revenues that were partly offset by higher maintenance and turnaround volumes.
- Gross margins improved 260 basis points to 13% due to significantly improved construction margins following isolated project challenges in the prior year. Margins in the core maintenance business also improved.
- Adjusted operating expenses declined year-over-year for the third consecutive quarter, driving further improvements in profitability.

Energy Services delivered significant earnings and profitability improvement in the quarter, despite a slight decline in revenues. Results in the core maintenance business continue to be strong, with adjusted operating income improvement in this service line of more than 40% year to date.

Management advanced its geographic expansion efforts by completing new projects in Hawaii and New Mexico during the quarter. Additionally, we established a presence in Salt Lake City to capture multiple expected growth opportunities in the Rocky Mountain region over the next several months.

### 2019 Outlook

Revenues are expected to decline 2 to 4% in 2019 due to a reduction in turnaround activities following an acceleration of activity in the prior year as well as lower construction volumes. Adjusted gross margins are projected to increase 50 to 100 basis points.

- Contract backlog at September 30, 2019 grew 12% from the prior year to $213 million, largely driven by increases in maintenance services.
- Bidding activity is under way for multiple turnaround projects in early 2020.



Energy Services
Contract Backlog
$191.0
$213.4
11.7%
9/30/18
9/30/19
$ in USD millions

Represents expected unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts, limited to the next 12 months of expected revenues.

## RESTRUCTURING UPDATE

In August 2017, management announced a series of strategic actions intended to generate more predictable and sustainable long-term earnings growth, including plans to (i) divest our pipe coating and insulation businesses in Louisiana, The Bayou Companies, LLC and Bayou Wasco Insulation, LLC (collectively "Bayou"); (ii) exit all non-pipe related contract applications for the Tyfo® system in North America; (iii) right-size the cathodic protection services operation in Canada and the CIPP businesses in Australia and Denmark; and (iv) reduce corporate and other operating costs (the "2017 Restructuring").

During 2018 and 2019, our board of directors approved additional actions with respect to the 2017 Restructuring, which included decisions to: (i) divest the Australia and Denmark CIPP businesses; (ii) take actions to further optimize operations within North America, including measures to reduce consolidated operating costs; and (iii) divest or otherwise exit multiple additional international businesses, including: (a) our cathodic protection installation activities in the Middle East, including Corrpower International Limited, our cathodic protection materials manufacturing and production joint venture in Saudi Arabia; (b) United Pipeline de Mexico S.A. de C.V., our Tite Liner® joint venture in Mexico; (c) our Tite Liner® businesses in Brazil and Argentina; (d) Aegion South Africa (Pty) Ltd, our Tite Liner® and CIPP joint venture in the Republic of South Africa; and (e) our CIPP contract installation operations in England, the Netherlands, Spain and Northern Ireland.

We completed the divestiture of the Bayou business in August 2018 and the Denmark CIPP business in November 2018. Additionally, in October 2019 we completed the divestiture of the CIPP contracting operations in the Netherlands as well as Aegion's 55% interest in the Tite Liner® joint venture in Mexico. We expect to exit all remaining businesses either through divestiture or shut down by the end of 2019, with the exception of the divestiture of the Northern Ireland operation, which is expected to extend into early 2020. The exit of cathodic protection activities in the Middle East will be substantially complete by the end of 2019, though we expect immaterial wind-down activities will extend through June 30, 2020 related to a small number of projects remaining in backlog.

Total pre-tax 2017 Restructuring and related impairment charges since inception were $157 million as of September 30, 2019 and consisted of cash charges totaling $37 million and non-cash charges totaling $120 million. Cash charges included employee severance, retention, extension of benefits, employment assistance programs and other restructuring costs associated with the restructuring efforts described above. Non-cash charges included (i) $86 million related to goodwill and long-lived asset impairment charges recorded in 2017 as part of exiting the non-pipe FRP contracting market in North America, and (ii) $34 million related to allowances for accounts receivable, write-off of inventory and long-lived assets, impairment of definite-lived intangible assets, release of cumulative currency translation adjustments as well as net losses on the disposal of both domestic and international entities.

We are substantially complete with activities associated with the 2017 Restructuring and expect future cash charges of less than $5 million related to the program. It is possible for additional non-cash charges associated with, among other things, final currency translation adjustments as well as net losses as part of the sale, closure and/or liquidation of international entities.

**About Aegion Corporation (NASDAQ: AEGN)**
*Aegion combines innovative technologies with market-leading expertise to maintain, rehabilitate and strengthen infrastructure around the world. Since 1971, the Company has played a pioneering role in finding innovative solutions to rehabilitate aging infrastructure, primarily pipelines in the wastewater, water, energy, mining and refining industries. Aegion also maintains the efficient operation of refineries and other industrial facilities. Aegion is committed to Stronger. Safer. Infrastructure.® More information about Aegion can be found at [www.aegion.com](http://www.aegion.com).*

**Forward-Looking Statements**
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Aegion's forward-looking statements in this news release represent its beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this document, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on March 1, 2019, and in subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this news release are qualified by these cautionary statements.

Information regarding the impact of the Tax Cuts and Jobs Act consists of estimates which are forward looking and subject to change. We anticipate additional guidance, both at the federal and state level, to be forthcoming in 2019. As such, the impacts of the legislation may differ from our current estimates, interpretations and assumptions, possibly materially, and the amount of the impact on the Company may accordingly be adjusted over the course of 2019.

**About Non-GAAP Financial Measures**
Aegion has presented certain information in this release excluding certain items that impacted income, expense and earnings per share. The adjusted earnings per share in the quarters and nine months ended September 30, 2019 and 2018, respectively, exclude charges related to the Company's restructuring activities, goodwill impairment, definite-lived intangible asset impairment, acquisition and divestiture-related activities, impairment of assets held for sale, project warranty accruals, credit facility amendment fees and impacts related to the Tax Cuts and Jobs Act.

Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

Aegion®, Tite Liner®, Tyfo® and Stronger. Safer. Infrastructure.® and the associated logos are the registered trademarks of Aegion Corporation and its affiliates.

CONTACT: Aegion Corporation
David F. Morris, Executive Vice President and Chief Financial Officer
(636) 530-8000

**AEGION CORPORATION AND SUBSIDIARIES**
**CONSOLIDATED STATEMENTS OF OPERATIONS**
(Unaudited)
(in thousands, except share and per share amounts)

| | Quarters Ended September 30, | | Nine Months Ended September 30, | |
|---|---|---|---|---|
| | 2019 | 2018 | 2019 | 2018 |
| **Revenues** | $ 308,789 | $ 339,679 | $ 904,433 | $ 999,570 |
| Cost of revenues | 241,997 | 267,006 | 721,909 | 794,340 |
| **Gross profit** | 66,792 | 72,673 | 182,524 | 205,230 |
| Operating expenses | 48,866 | 51,386 | 147,990 | 161,750 |
| Goodwill impairment | - | 1,389 | - | 1,389 |
| Definite-lived intangible asset impairment | - | 870 | - | 870 |
| Impairment of assets held for sale | - | - | 11,946 | - |
| Acquisition and divestiture expenses | 1,842 | 4,800 | 2,759 | 6,024 |
| Restructuring and related charges | 1,435 | 1,219 | 5,495 | 4,548 |
| **Operating income** | 14,649 | 13,009 | 14,334 | 30,649 |
| **Other income (expense):** | | | | |
| Interest expense | (3,446) | (3,870) | (10,602) | (13,236) |
| Interest income | 268 | 130 | 814 | 239 |
| Other | (5,236) | (9,281) | (6,925) | (10,049) |
| **Total other expense** | (8,414) | (13,021) | (16,713) | (23,046) |
| **Income (loss) before taxes on income** | 6,235 | (12) | (2,379) | 7,603 |
| **Taxes (benefit) on income (loss)** | (114) | (153) | 3,410 | 1,740 |
| **Net income (loss)** | 6,349 | 141 | (5,789) | 5,863 |
| **Non-controlling interests income** | (313) | (588) | (542) | (458) |
| **Net income (loss) attributable to Aegion Corporation** | $ 6,036 | $ (447) | $ (6,331) | $ 5,405 |
| | | | | |
| **Earnings (loss) per share attributable to Aegion Corporation:** | | | | |
| Basic | $ 0.20 | $ (0.01) | $ (0.20) | $ 0.17 |
| Diluted | $ 0.19 | $ (0.01) | $ (0.20) | $ 0.16 |
| | | | | |
| **Weighted average shares outstanding - Basic** | 30,866,188 | 32,312,000 | 31,259,594 | 32,390,777 |
| **Weighted average shares outstanding - Diluted** | 31,377,432 | 32,312,000 | 31,259,594 | 33,058,006 |

**AEGION CORPORATION AND SUBSIDIARIES**
**STATEMENT OF OPERATIONS RECONCILIATION**
(Unaudited) (Non-GAAP)
(in thousands, except per share amounts)

**For the Quarter Ended September 30, 2019**

| *Affected Line Items:* | As Reported (GAAP) | Restructuring Charges (1) | Acquisition/ Divesture Related Expenses (2) | As Adjusted (Non-GAAP) |
|---|---|---|---|---|
| Cost of revenues | $ 241,997 | $ 33 | $ - | $ 242,030 |
| Gross profit | 66,792 | (33) | - | 66,759 |
| Operating expenses | 48,866 | (1,860) | - | 47,006 |
| Acquisition and divestiture expenses | 1,842 | - | (1,842) | - |
| Restructuring and related charges | 1,435 | (1,435) | - | - |
| Operating income | 14,649 | 3,262 | 1,842 | 19,753 |
| Other income (expense): | | | | |
| Other | (5,236) | 5,345 | - | 109 |
| Total other income (expense) | (8,414) | 5,345 | - | (3,069) |
| Income before taxes on income | 6,235 | 8,607 | 1,842 | 16,684 |
| Taxes (benefit) on income | (114) | 3,456 | 449 | 3,791 |
| Net income | 6,349 | 5,151 | 1,393 | 12,893 |
| **Non-controlling interests income** | (313) | (76) | - | (389) |
| Net income attributable to Aegion Corporation | 6,036 | 5,075 | 1,393 | 12,504 |
| | | | | |
| **Diluted earnings per share:** | | | | |
| Net income attributable to Aegion Corporation | $ 0.19 | $ 0.16 | $ 0.05 | $ 0.40 |

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $(33) primarily related to inventory write offs; (ii) pre-tax restructuring charges for operating expenses of $1,860 primarily related to wind-down expenses, reserves for potentially uncollectible receivables, fixed asset disposals and other restructuring-related charges; (iii) pre-tax restructuring and related charges of $1,435 related to employee severance, extension of benefits, employment assistance programs and contract termination costs; (iv) pre-tax restructuring charges for other expense of $5,345 related to net losses on disposal of certain restructured operations and the release of cumulative currency translation adjustments; and (v) an income tax return-to-provision true-up of $1,683 related to foreign tax credits.

(2) Includes non-GAAP adjustments for charges incurred primarily in connection with the Company's planned divestiture of its held for sale operations.

**AEGION CORPORATION AND SUBSIDIARIES**
**STATEMENT OF OPERATIONS RECONCILIATION**
(Unaudited) (Non-GAAP)
(in thousands, except per share amounts)

**For the Quarter Ended September 30, 2018**

| *Affected Line Items:* | As Reported (GAAP) | Restructuring Charges (1) | Acquisition/ Divesture Related Expenses (2) | Tax Cuts and Jobs Act (3) | As Adjusted (Non-GAAP) |
|---|---|---|---|---|---|
| Cost of revenues | $ 267,006 | $ (705) | $ - | $ - | $ 266,301 |
| Gross profit | 72,673 | 705 | - | - | 73,378 |
| Operating expenses | 51,386 | (3,018) | - | - | 48,368 |
| Goodwill impairment | 1,389 | (1,389) | | | - |
| Definite-lived intangible asset impairment | 870 | (870) | | | - |
| Acquisition and divestiture expenses | 4,800 | - | (4,800) | - | - |
| Restructuring and related charges | 1,219 | (1,219) | - | - | - |
| Operating income | 13,009 | 7,201 | 4,800 | - | 25,010 |
| Other income (expense): | | | | | |
| Other | (9,281) | 222 | 8,729 | - | (330) |
| Total other (expense) | (13,021) | 222 | 8,729 | - | (4,070) |
| Income (loss) before taxes on income | (12) | 7,423 | 13,529 | | 20,940 |
| Taxes (benefit) on income | (153) | 597 | 3,454 | 1,536 | 5,434 |
| Net income | 141 | 6,826 | 10,075 | (1,536) | 15,506 |
| Net income (loss) attributable to Aegion Corporation | (447) | 6,826 | 10,075 | (1,536) | 14,918 |
| | | | | | |
| **Diluted earnings (loss) per share:** | | | | | |
| Net income (loss) attributable to Aegion Corporation | $ (0.01) | $ 0.21 | $ 0.30 | $ (0.05) | $ 0.45 |

---

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $705 primarily related to inventory obsolescence; (ii) pre-tax restructuring charges for operating expenses of $3,018 primarily related to wind-down expenses, reserves for potentially uncollectible receivables, fixed asset disposals and other restructuring-related charges; (iii) pre-tax goodwill and definite-lived intangible asset impairment charges of $1,389 and $870, respectively, related to the restructured operations in Denmark; (iv) pre-tax restructuring and related charges of $1,219 related to employee severance, extension of benefits, employment assistance programs and early lease and contract termination costs; and (v) pre-tax restructuring charges for other expense of $222 related to the release of cumulative currency translation adjustments.

(2) Includes the following non-GAAP adjustments: (i) pre-tax expense of $4,800 incurred in connection with the Company's divesture of Bayou, small acquisitions in both Corrosion Protection and Energy Services, and the divestitures of the CIPP operations in Australia and Denmark; and (ii) an $8,729 loss on divestiture of Bayou.

(3) Includes non-GAAP adjustments related to income tax reversals resulting from the Tax Cuts and Jobs Act.

**AEGION CORPORATION AND SUBSIDIARIES**
**STATEMENT OF OPERATIONS RECONCILIATION**
(Unaudited) (Non-GAAP)
(in thousands, except per share amounts)

**For the Nine Months Ended September 30, 2019**

| *Affected Line Items:* | As Reported (GAAP) | Restructuring Charges (1) | Acquisition/ Divesture Related Expenses (2) | Project Warranty Accruals (3) | Tax Cuts and Jobs Act (4) | As Adjusted (Non-GAAP) |
|---|---|---|---|---|---|---|
| Cost of revenues | $ 721,909 | $ (437) | $ - | $ (4,429) | $ - | $ 717,043 |
| Gross profit | 182,524 | 437 | - | 4,429 | - | 187,390 |
| Operating expenses | 147,990 | (5,595) | - | - | (63) | 142,332 |
| Impairment of assets held for sale | 11,946 | - | (11,946) | - | - | - |
| Acquisition and divestiture expenses | 2,759 | - | (2,759) | - | - | - |
| Restructuring and related charges | 5,495 | (5,495) | - | - | - | - |
| Operating income (loss) | 14,334 | 11,527 | 14,705 | 4,429 | 63 | 45,058 |
| Other income (expense): | | | | | | |
| Other | (6,925) | 6,462 | - | - | - | (463) |
| Total other income (expense) | (16,713) | 6,462 | - | - | - | (10,251) |
| Income (loss) before taxes on income | (2,379) | 17,989 | 14,705 | 4,429 | 63 | 34,807 |
| Taxes on income (loss) | 3,410 | 2,862 | 587 | 1,169 | 17 | 8,045 |
| Net income (loss) | (5,789) | 15,127 | 14,118 | 3,260 | 46 | 26,762 |
| **Non-controlling interests (income)** | (542) | (76) | - | - | - | (618) |
| Net income (loss) attributable to Aegion Corporation | (6,331) | 15,051 | 14,118 | 3,260 | 46 | 26,144 |
| | | | | | | |
| **Diluted earnings (loss) per share:** | | | | | | |
| Net income (loss) attributable to Aegion Corporation | $ (0.20) | $ 0.47 | $ 0.45 | $ 0.10 | $ - | $ 0.82 |

---

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $437 primarily related to inventory write offs; (ii) pre-tax restructuring charges for operating expenses of $5,595 primarily related to wind-down expenses, reserves for potentially uncollectible receivables, fixed asset disposals and other restructuring-related charges; (iii) pre-tax restructuring and related charges of $5,495 related to employee severance, extension of net benefits, employment assistance programs and contract termination costs; (iv) pre-tax restructuring charges for other expense of $6,462 related to losses on disposal of certain restructured operations and the release of cumulative currency translation adjustments.

(2) Includes the following non-GAAP adjustments: (i) pre-tax charges of $11,946 related to the impairment of held for sale operations (CIPP operations in Australia and the Netherlands, Corrpower and United Mexico); and (ii) pre-tax charges of $2,759 incurred primarily in connection with the Company's planned divestiture of its held for sale operations.

(3) Includes non-GAAP adjustments for estimated project remediation charges related to a cured-in-place pipe project in the North American operations of Infrastructure Solutions.

(4) Includes non-GAAP adjustments related to professional fees resulting from the Tax Cuts and Jobs Act.

**AEGION CORPORATION AND SUBSIDIARIES**
**STATEMENT OF OPERATIONS RECONCILIATION**
**(Unaudited) (Non-GAAP)**
**(in thousands, except per share amounts)**

**For the Nine Months Ended September 30, 2018**

| *Affected Line Items:* | As Reported (GAAP) | Restructuring Charges (1) | Acquisition/ Divesture Related Expenses (2) | Credit Facility Fees (3) | Tax Cuts and Jobs Act (4) | As Adjusted (Non-GAAP) |
|---|---|---|---|---|---|---|
| Cost of revenues | $ 794,340 | $ (705) | $ - | $ - | $ - | $ 793,635 |
| Gross profit | 205,230 | 705 | - | - | - | 205,935 |
| Operating expenses | 161,750 | (7,846) | - | - | - | 153,904 |
| Goodwill impairment | 1,389 | (1,389) | | | | - |
| Definite-lived intangible asset impairment | 870 | (870) | | | | - |
| Acquisition and divestiture expenses | 6,024 | - | (6,024) | - | - | - |
| Restructuring and related charges | 4,548 | (4,548) | - | - | - | - |
| Operating income | 30,649 | 15,358 | 6,024 | - | - | 52,031 |
| Other income (expense): | | | | | | |
| Interest expense | (13,236) | - | - | 1,789 | - | (11,447) |
| Other | (10,049) | 222 | 8,729 | - | - | (1,098) |
| Total other income (expense) | (23,046) | 222 | 8,729 | 1,789 | - | (12,306) |
| Income before taxes on income | 7,603 | 15,580 | 14,753 | 1,789 | - | 39,725 |
| Taxes on income | 1,740 | 1,618 | 3,729 | 472 | 1,536 | 9,095 |
| Net income | 5,863 | 13,962 | 11,024 | 1,317 | (1,536) | 30,630 |
| Net income attributable to Aegion Corporation | 5,405 | 13,962 | 11,024 | 1,317 | (1,536) | 30,172 |
| **Diluted earnings per share:** | | | | | | |
| Net income attributable to Aegion Corporation | $ 0.16 | $ 0.43 | $ 0.33 | $ 0.04 | $ (0.05) | $ 0.91 |

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $705 primarily related to inventory obsolescence; (ii) pre-tax restructuring charges for operating expenses of $7,846 primarily related to wind-down expenses, reserves for potentially uncollectible receivables, fixed asset disposals and other restructuring-related charges; (iii) pre-tax goodwill and definite-lived intangible asset impairment charges of $1,389 and $870, respectively, related to the restructured operations in Denmark; (iv) pre-tax restructuring and related charges of $4,548 related to employee severance, extension of benefits, employment assistance programs and early lease and contract termination costs; and (v) pre-tax restructuring charges for other expense of $222 related to the release of cumulative currency translation adjustments.

(2) Includes the following non-GAAP adjustments: (i) pre-tax expenses of $6,024 incurred in connection with the Company's divestiture of Bayou, small acquisitions in both Corrosion Protection and Energy Services, and the divestiture of the CIPP operations in Australia and Denmark; and (ii) an $8,729 loss on the divestiture of Bayou.

(3) Includes non-GAAP adjustments related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with amending the Company's credit facility.

(4) Includes non-GAAP adjustments related to income tax reversals resulting from the Tax Cuts and Jobs Act.

**AEGION CORPORATION AND SUBSIDIARIES**
**Segment Reporting**
**(Unaudited) (Non-GAAP)**
**(in thousands)**

| | Quarter Ended September 30, 2019 | | | Quarter Ended September 30, 2018 | | |
|---|---|---|---|---|---|---|
| | As Reported (GAAP) | Adjustments (1) | As Adjusted (Non-GAAP) | As Reported (GAAP) | Adjustments (2) | As Adjusted (Non-GAAP) |
| **Revenues:** | | | | | | |
| Infrastructure Solutions | $ 156,087 | $ - | $ 156,087 | $ 155,681 | $ - | $ 155,681 |
| Corrosion Protection | 75,901 | - | 75,901 | 105,624 | - | 105,624 |
| Energy Services | 76,801 | - | 76,801 | 78,374 | - | 78,374 |
| **Total Revenues** | $ 308,789 | $ - | $ 308,789 | $ 339,679 | $ - | $ 339,679 |
| **Gross Profit:** | | | | | | |
| Infrastructure Solutions | $ 39,569 | $ (30) | $ 39,539 | $ 38,135 | $ 138 | $ 38,273 |
| *Gross Profit Margin* | *25.4%* | | *25.3%* | *24.5%* | | *24.6%* |
| Corrosion Protection | 17,232 | (3) | 17,229 | 26,411 | 567 | 26,978 |
| *Gross Profit Margin* | *22.7%* | | *22.7%* | *25.0%* | | *25.5%* |
| Energy Services | 9,991 | - | 9,991 | 8,127 | - | 8,127 |
| *Gross Profit Margin* | *13.0%* | | *13.0%* | *10.4%* | | *10.4%* |
| **Total Gross Profit** | $ 66,792 | $ (33) | $ 66,759 | $ 72,673 | $ 705 | $ 73,378 |
| *Gross Profit Margin* | *21.6%* | | *21.6%* | *21.4%* | | *21.6%* |
| **Operating Income:** | | | | | | |
| Infrastructure Solutions | $ 18,376 | $ 1,710 | $ 20,086 | $ 13,088 | $ 6,039 | $ 19,127 |
| *Operating Margin* | *11.8%* | | *12.9%* | *8.4%* | | *12.3%* |
| Corrosion Protection | 2,362 | 834 | 3,196 | 8,299 | 2,634 | 10,933 |
| *Operating Margin* | *3.1%* | | *4.2%* | *7.9%* | | *10.4%* |
| Energy Services | 2,257 | 139 | 2,396 | 456 | - | 456 |
| *Operating Margin* | *2.9%* | | *3.1%* | *0.6%* | | *0.6%* |
| Corporate | (8,346) | 2,421 | (5,925) | (8,834) | 3,328 | (5,506) |
| *Operating Margin* | *(2.7)%* | | *(1.9)%* | *(2.6)%* | | *(1.6)%* |
| **Total Operating Income** | $ 14,649 | $ 5,104 | $ 19,753 | $ 13,009 | $ 12,001 | $ 25,010 |
| *Operating Margin* | *4.7%* | | *6.4%* | *3.8%* | | *7.4%* |

(1) Includes non-GAAP adjustments related to:

**Infrastructure Solutions** - (i) pre-tax restructuring charges associated with severance and benefit related costs, early contract termination costs and other restructuring charges; and (ii) acquisition and divestiture expenses.

**Corrosion Protection** - (i) pre-tax restructuring charges associated with severance and benefit related costs, early contract termination costs and other restructuring charges, and (ii) acquisition and divestiture expenses.

**Energy Services** - pre-tax restructuring charges associated with severance and benefit related costs and other restructuring charges.

**Corporate** - (i) pre-tax restructuring charges primarily associated with severance and benefit related costs and legal expenses; and (ii) divestiture expenses related to held for sale entities.

(2) Includes non-GAAP adjustments related to:

**Infrastructure Solutions** - (i) pre-tax restructuring charges associated with severance and benefit related costs, early contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the divestitures of the CIPP businesses in Australia and Denmark.

**Corrosion Protection** - (i) pre-tax restructuring charges associated with severance and benefit related costs, early contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the acquisition of Hebna and divestiture of the Bayou business.

**Corporate** - (i) pre-tax restructuring charges primarily associated with legal expenses; and (ii) divestiture expenses primarily incurred in connection with the divestiture of the Bayou business.

**AEGION CORPORATION AND SUBSIDIARIES**
**Segment Reporting**
(Unaudited) (Non-GAAP)
(in thousands)

| | Nine Months Ended September 30, 2019 | | | Nine Months Ended September 30, 2018 | | |
|---|---|---|---|---|---|---|
| | As Reported (GAAP) | Adjustments (1) | As Adjusted (Non-GAAP) | As Reported (GAAP) | Adjustments (2) | As Adjusted (Non-GAAP) |
| **Revenues:** | | | | | | |
| Infrastructure Solutions | $ 443,069 | $ - | $ 443,069 | $ 450,840 | $ - | $ 450,840 |
| Corrosion Protection | 217,996 | - | 217,996 | 300,118 | - | 300,118 |
| Energy Services | 243,368 | - | 243,368 | 248,612 | - | 248,612 |
| **Total Revenues** | $ 904,433 | $ - | $ 904,433 | $ 999,570 | $ - | $ 999,570 |
| | | | | | | |
| **Gross Profit:** | | | | | | |
| Infrastructure Solutions | $ 105,026 | $ 4,307 | $ 109,333 | $ 100,793 | $ 138 | $ 100,931 |
| *Gross Profit Margin* | *23.7%* | | *24.7%* | *22.4%* | | *22.4%* |
| Corrosion Protection | 46,797 | 559 | 47,356 | 74,524 | 567 | 75,091 |
| *Gross Profit Margin* | *21.5%* | | *21.7%* | *24.8%* | | *25.0%* |
| Energy Services | 30,701 | - | 30,701 | 29,913 | - | 29,913 |
| *Gross Profit Margin* | *12.6%* | | *12.6%* | *12.0%* | | *12.0%* |
| **Total Gross Profit** | $ 182,524 | $ 4,866 | $ 187,390 | $ 205,230 | $ 705 | $ 205,935 |
| *Gross Profit Margin* | *20.2%* | | *20.7%* | *20.5%* | | *20.6%* |
| | | | | | | |
| **Operating Income:** | | | | | | |
| Infrastructure Solutions | $ 33,211 | $ 19,083 | $ 52,294 | $ 29,241 | $ 12,025 | $ 41,266 |
| *Operating Margin* | *7.5%* | | *11.8%* | *6.5%* | | *9.2%* |
| Corrosion Protection | (3,261) | 7,368 | 4,107 | 20,214 | 4,600 | 24,814 |
| *Operating Margin* | *(1.5)%* | | *1.9%* | *6.7%* | | *8.3%* |
| Energy Services | 7,479 | 179 | 7,658 | 6,081 | - | 6,081 |
| *Operating Margin* | *3.1%* | | *3.1%* | *2.4%* | | *2.4%* |
| Corporate | (23,095) | 4,094 | (19,001) | (24,887) | 4,757 | (20,130) |
| *Operating Margin* | *(2.6)%* | | *(2.1)%* | *(2.5)%* | | *(2.0)%* |
| **Total Operating Income** | $ 14,334 | $ 30,724 | $ 45,058 | $ 30,649 | $ 21,382 | $ 52,031 |
| *Operating Margin* | *1.6%* | | *5.0%* | *3.1%* | | *5.2%* |

(1) Includes non-GAAP adjustments related to:

**Infrastructure Solutions** - (i) pre-tax restructuring charges associated with severance and benefit related costs, early contract termination costs and other restructuring charges; (ii) acquisition and divestiture expenses; (iii) project warranty accrual; and (iv) impairment of assets held for sale.

**Corrosion Protection** - (i) pre-tax restructuring charges associated with severance and benefit related costs, early contract termination costs and other restructuring charges; (ii) acquisition and divestiture expenses; and (iii) impairment of assets held for sale.

**Energy Services** - pre-tax restructuring charges associated with severance and benefit related costs and other restructuring charges.

**Corporate** - (i) pre-tax restructuring charges primarily associated with severance and benefit related costs and legal expenses; and (ii) divestiture expenses related to held for sale entities.

(2) Includes non-GAAP adjustments related to:

**Infrastructure Solutions** - (i) pre-tax restructuring charges associated with severance and benefit related costs, early contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the divestitures of the CIPP businesses in Australia and Denmark.

**Corrosion Protection** - (i) pre-tax restructuring charges associated with severance and benefit related costs, early contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the acquisition of Hebna and divestiture of the Bayou business.

**Corporate** - (i) pre-tax restructuring charges primarily associated with severance and benefit related costs and legal expenses; and (ii) divestiture expenses primarily incurred in connection with the divestitures of Australia, Denmark and Bayou.

**AEGION CORPORATION AND SUBSIDIARIES**
**CONSOLIDATED BALANCE SHEETS**
(Unaudited)
(in thousands, except share amounts)

| | September 30, 2019 | December 31, 2018 |
|---|---|---|
| **Assets** | | |
| **Current assets** | | |
| Cash and cash equivalents | $ 51,981 | $ 83,527 |
| Restricted cash | 2,615 | 1,359 |
| Receivables, net of allowances of $7,488 and $9,695, respectively | 200,275 | 204,541 |
| Retainage | 31,916 | 33,572 |
| Contract assets | 56,603 | 62,467 |
| Inventories | 57,493 | 56,437 |
| Prepaid expenses and other current assets | 35,067 | 32,172 |
| Assets held for sale | 28,819 | 7,792 |
| **Total current assets** | 464,769 | 481,867 |
| **Property, plant & equipment, less accumulated depreciation** | 106,423 | 107,059 |
| **Other assets** | | |
| Goodwill | 255,601 | 260,633 |
| Intangible assets, less accumulated amortization | 107,897 | 119,696 |
| Operating lease assets | 65,211 | — |
| Deferred income tax assets | 1,048 | 1,561 |
| Other assets | 11,378 | 21,601 |
| **Total other assets** | 441,135 | 403,491 |
| **Total Assets** | $ 1,012,327 | $ 992,417 |
| | | |
| **Liabilities and Equity** | | |
| **Current liabilities** | | |
| Accounts payable | $ 57,537 | $ 64,562 |
| Accrued expenses | 89,410 | 88,020 |
| Contract liabilities | 30,635 | 32,339 |
| Current maturities of long-term debt | 35,736 | 29,469 |
| Liabilities held for sale | 20,179 | 5,260 |
| **Total current liabilities** | 233,497 | 219,650 |
| **Long-term debt, less current maturities** | 264,247 | 282,003 |
| **Operating lease liabilities** | 50,903 | — |
| **Deferred income tax liabilities** | 9,491 | 8,361 |
| **Other non-current liabilities** | 15,745 | 12,216 |
| **Total liabilities** | 573,883 | 522,230 |
| | | |
| **Equity** | | |
| Preferred stock, undesignated, $.10 par – shares authorized 2,000,000; none outstanding | — | — |
| Common stock, $.01 par – shares authorized 125,000,000; shares issued and outstanding 30,807,548 and 31,922,409, respectively | 308 | 319 |
| Additional paid-in capital | 101,627 | 122,818 |
| Retained earnings | 373,559 | 379,890 |
| Accumulated other comprehensive loss | (43,626) | (40,290) |
| **Total stockholders' equity** | 431,868 | 462,737 |
| Non-controlling interests | 6,576 | 7,450 |
| **Total equity** | 438,444 | 470,187 |
| **Total Liabilities and Equity** | $ 1,012,327 | $ 992,417 |

**AEGION CORPORATION AND SUBSIDIARIES**
**CONSOLIDATED STATEMENTS OF CASH FLOWS**
(Unaudited) (in thousands)

| | Nine Months Ended September 30, 2019 | Nine Months Ended September 30, 2018 |
|---|---|---|
| **Cash flows from operating activities:** | | |
| Net income (loss) | $ (5,789) | $ 5,863 |
| **Adjustments to reconcile to net cash provided by operating activities:** | | |
| Depreciation and amortization | 26,530 | 27,692 |
| Gain on sale of fixed assets | (527) | (423) |
| Equity-based compensation expense | 5,981 | 6,201 |
| Deferred income taxes | 883 | 647 |
| Non-cash restructuring charges | 6,419 | 5,891 |
| Goodwill impairment | - | 1,389 |
| Definite-lived intangible asset impairment | - | 870 |
| Impairment of assets held for sale | 11,946 | - |
| Loss on sale of businesses | - | 8,729 |
| Loss on foreign currency transactions | 370 | 1,231 |
| Other | (39) | (119) |
| **Changes in operating assets and liabilities (net of acquisitions):** | | |
| Receivables net, retainage and contract assets | (1,488) | (19,247) |
| Inventories | (3,170) | (3,188) |
| Prepaid expenses and other assets | 2,225 | 678 |
| Accounts payable and accrued expenses | (8,476) | (256) |
| Contract liabilities | (1,435) | (21,537) |
| Other operating | (1,779) | (396) |
| **Net cash provided by operating activities** | 31,651 | 14,025 |
| | | |
| **Cash flows from investing activities:** | | |
| Capital expenditures | (21,392) | (22,230) |
| Proceeds from sale of fixed assets | 1,270 | 955 |
| Patent expenditures | (292) | (197) |
| Other acquisition activity | - | (9,000) |
| Sale of Bayou, net of cash disposed | - | 37,942 |
| **Net cash provided by (used in) investing activities** | (20,414) | 7,470 |
| | | |
| **Cash flows from financing activities:** | | |
| Proceeds from issuance of common stock upon stock option exercises | 956 | - |
| Repurchase of common stock | (28,143) | (18,622) |
| Distributions to non-controlling interests | (1,409) | - |
| Credit facility amendment fees | - | (1,093) |
| Payments on notes payable, net | (273) | (26) |
| Proceeds from line of credit, net | 8,000 | (19,000) |
| Principal payments on long-term debt | (19,688) | (19,688) |
| **Net cash used in financing activities** | (40,557) | (58,429) |
| Effect of exchange rate changes on cash | (970) | (2,366) |
| **Net decrease in cash, cash equivalents and restricted cash for the period** | (30,290) | (39,300) |
| Cash, cash equivalents and restricted cash, beginning of year | 84,886 | 108,545 |
| **Cash, cash equivalents and restricted cash, end of period** | $ 54,596 | $ 69,245 |